final 1 McGraw-Hill Global Education Holdings Second Quarter 2014 Investor Update August 14, 2014

All statements in this presentation and the oral remarks made in connection herewith that are not statements of historical fact are “forward-looking statements” within the meaning of securities laws. Forward-looking statements include any statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, and objectives of management. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘potential,’’ ‘‘will,’’ ‘‘would,’’ ‘‘could,’’ ‘‘should,’’ ‘‘continue,’’ and similar expressions commonly indicate a forward-looking statement, although not all forward-looking statements may contain these words. You should not put undue reliance on forward-looking statements. All forward-looking statements are subject to certain risks and uncertainties, and actual results or events could differ materially from the plans, intentions and expectations described therein. We undertake no obligation to revise forward-looking statements to reflect events or circumstances that arise after the statements are made. Important Notice 2

Meeting Participants 3 Patrick Milano Executive Vice President, Chief Financial Officer & Chief Administrative Officer David Levin President & Chief Executive Officer David Kraut Treasurer, Vice President – Investor Relations

4 Introduction and Business Review

Company Highlights • Second-quarter and year-to-date June 30 financial results in line with expectations • Higher Education peak selling season progressing well through early August with next several weeks remaining critically important • Digital cash revenue in Higher Education exceeds traditional print in first half of year for the first time • Strong, sustained user growth across our digital platforms • Announced plans to combine leadership of International and Professional groups to improve efficiency and reach of these businesses • Announced plans to expand Boston Digital Platform Group office and open new technology hub in Seattle to advance digital R&D efforts 5

Digital Adoption Accelerating

- Numerous key product updates, including ***Connect, Tegrity, ALEKS and MH Campus***
- Since its introduction in May 2013, more than 300 SmartBook titles have been developed for the Higher Education market
- Multiple platforms, including Connect and MH Campus, have been migrated to cloud, resulting in better delivery, higher uptime, and more reliable service
- Strong growth across many key platforms:

Unique Users	YTD June 2014	vs 2013
Connect	1.7 million	+23%
Instructor Assignments Created	4.7 million	+49%
Student Assignments Submitted	37.8 million	+38%
LearnSmart	907,000	+37%
ALEKS	940,000	+17%
MH Campus	190,000	+80%

6

100 150 200 June YTD Total Higher Education Cash Revenue Composition Digital Adoption Accelerating Notes: 1 Cash revenues exclude purchase accounting adjustments detailed in the Appendix. 2 Accrued returns are recorded in traditional revenue while actual returns are recorded by revenue stream Traditional Print Digital Custom Print 7 YTD 2014: Digital Cash Revenue Exceeds Traditional Print for the First Time, with Digital Cash Revenue Growing at a CAGR of 17.2% since 2012 $75 $84 $103 $102 $84 $85 $38 $46 $42 2012 2013 2014 Revenue = $215 ($ in Millions) Revenue = $230 Revenue = $214

8 Financial Update

Recent Developments and Cost Savings Initiatives 9 • Acquisition of McGraw-Hill Ryerson’s 30% publicly traded, minority interest completed – $27 million (US) purchase price fully funded with idle international cash • Integration of ALEKS and Area 9 continues successfully – Remaining $54 million deferred acquisition payment for ALEKS made subsequent to second quarter-end • Cost savings initiatives continue as planned – Since inception, actioned approximately $66 million of run rate cost savings • In July, $400 million of PIK Toggle Notes due 2019 were issued by indirect parent of MHGE

Q2 – June YTD Financial Performance Overview ($ in Millions) Higher Education Professional International Other Cash Revenue – Q2 Post-Plate Adjusted Cash EBITDA – Q2 10 Cash Revenue – June YTD Post-Plate Adjusted Cash EBITDA – June YTD $214 $230 $55 $57 $141 $127 ($0) $410 $414 YTD 2013 YTD 2014 Note: All figures are unaudited. ($4) ($3) $10 $13 ($3) ($4) ($4) ($2) ($1) $4 (15.00) (10.00) (5.00) - 5.00 10.00 15.00 20.00 YTD 2013 YTD 2014 $4 ($1) $6 $10 $8 $8 ($6) ($2) $12 $15 (10.00) (5.00) - 5.00 10.00 15.00 20.00 Q2 2013 Q2 2014 $108 $114 $29 $34 $87 $79 $224 $227 Q2 2013 Q2 2014

Q2 and June YTD Cash Revenue Detail

Q2 Cash Revenue Detail by Component

($ in millions)

	Q2 Digital Cash Revenue			
	2012	2013	2014	% Δ 2013
Higher Ed	$43	$43	$51	18.8%
Professional	8	11	16	48.7%
International	2	3	5	55.9%
Other	0	0	0	N/C
Total MHGE	**$53**	**$57**	**$73**	**26.7%**
% of total	23%	26%	32%	

	Q2 Custom Print Cash Revenue			
	2012	2013	2014	% Δ 2013
Higher Ed	$23	$29	$31	5.1%
Professional	0	0	0	N/C
International	(0)	0	0	N/C
Other	0	0	0	N/C
Total MHGE	**$23**	**$29**	**$31**	**5.1%**
% of total	10%	13%	14%	

	Q2 Traditional Print Cash Revenue			
	2012	2013	2014	% Δ 2013
Higher Ed	$46	$36	$32	(9.8%)
Professional	19	18	17	(5.9%)
International	90	83	74	(11.3%)
Other	(1)	0	0	(66.0%)
Total MHGE	**$155**	**$138**	**$124**	**(10.4%)**
% of total	67%	61%	54%	

	Q2 Total Cash Revenue			
	2012	2013	2014	% Δ 2013
Higher Ed	$112	$108	$114	5.6%
Professional	27	29	34	13.7%
International	92	87	79	(8.6%)
Other	(1)	0	0	(66.0%)
Total MHGE	**$231**	**$224**	**$227**	**1.1%**
% of total	100%	100%	100%	

June YTD Cash Revenue Detail by Component

($ in millions)

	YTD Digital Cash Revenue			
	2012	2013	2014	% Δ 2013
Higher Ed	$75	$84	$103	22.0%
Professional	22	22	26	15.4%
International	4	6	9	60.3%
Other	0	0	0	N/C
Total MHGE	**$101**	**$112**	**$138**	**22.6%**
% of total	24%	27%	33%	

	YTD Custom Print Cash Revenue			
	2012	2013	2014	% Δ 2013
Higher Ed	$38	$46	$42	(9.7%)
Professional	0	0	0	N/C
International	(0)	0	0	N/C
Other	0	0	0	N/C
Total MHGE	**$38**	**$46**	**$42**	**(9.7%)**
% of total	9%	11%	10%	

	YTD Traditional Print Cash Revenue			
	2012	2013	2014	% Δ 2013
Higher Ed	$102	$84	$85	2.0%
Professional	36	33	31	(5.0%)
International	145	136	118	(13.0%)
Other	(0)	(0)	0	102.6%
Total MHGE	**$283**	**$251**	**$234**	**(6.8%)**
% of total	67%	61%	57%	

	YTD Total Cash Revenue			
	2012	2013	2014	% Δ 2013
Higher Ed	$215	$214	$230	7.3%
Professional	58	55	57	3.3%
International	149	141	127	(10.0%)
Other	(0)	(0)	0	102.6%
Total MHGE	**$422**	**$410**	**$414**	**0.9%**
% of total	100%	100%	100%	

Figures are on cash basis inclusive of actual returns but exclude purchase accounting adjustments detailed in the Appendix.
Accrued returns are reflected in traditional revenue.

Note: All figures are unaudited.

11

Indebtedness and Liquidity 12 On December 31, 2013, the company voluntarily prepaid $81mm of the Term Loan due 2019 (10% of the originally issued amount). On March 24, 2014, the company voluntarily prepaid an additional $35 million of the Term Loan due 2019. This was in addition to scheduled $6.3mm of payments made during the year. Debt balances exclude unamortized OID. (1) Covenant definition of EBITDA is Pre-Plate Pro Forma Adjusted EBITDA. (2) Net First Lien Leverage covenant of 7.00x takes effect only if 20% of revolving line of credit is drawn. In July, MHGE’s indirect parent successfully raised $400 million of holding company debt - returning total leverage to March 2013 go-private levels ($ in Millions) Note: All figures are unaudited. 9.75% Notes Due 2021 $800.0 Cash and Cash Equivalents $52.2 5.75% (Floating) Term Loan Due 2019 684.5 Revolving Credit Facility Due 2018 ($240M) - Revolving Credit Facilities $240.0 Outstanding Letters of Credit (0.1) Outstanding Borrowings - Total Indebtedness $1,484.5 Cash and Cash Equivalents (52.2) Net Indebtedness at June 30, 2014 $1,432.3 Available Under Credit Facilities at June 30, 2014 $239.9 Last Twelve Months Covenant EBITDA (1) $462.5 Total Liquidity at June 30, 2014 $292.1 Net First Lien Leverage Ratio (2) 3.10x Pro Forma for Holdco Debt Issued July 17, 2014 3.97x Indebtedness Liquidity

13 Appendix: Financial Detail

Q2 Income Statement Excluding Impact of Transaction

($ in Millions)	Reported		Transaction Impact		Excluding Impact From Transaction	
	Three Months Ended June 30,		Three Months Ended June 30,		Three Months Ended June 30,	
	2013	2014	2013	2014	2013	2014
Revenue	$ 220	$ 252	$ 21	$ (3)	$ 241	$ 249
Cost of goods sold	126	71	(47)	3	79	74
Gross profit	94	181	68	(6)	162	175
Operating expenses						
Operating & administration expenses	140	154	-	-	140	154
Depreciation	5	4	-	-	5	4
Amortization of intangibles	21	31	(19)	(29)	2	2
Transaction costs	3	1	(3)	(1)	-	-
Total operating expenses	169	190	(22)	(30)	147	160
(Loss) income from operations	(75)	(9)	90	25	15	15
Interest (income) expense, net	44	36	(44)	(36)	-	-
Other (income)	-	(1)	-	1	-	-
(Loss) income from operations before taxes on income	(119)	(44)	134	60	15	15
Income tax (benefit) provision	(42)	10	52	23	10	33
Net (loss) income	(77)	(54)	82	37	5	(18)
Less: Net loss attributable to noncontrolling interests	0	0	-	-	0	0
Net loss (income) attributable to McGraw-Hill Global Education Intermediate Holdings, LLC	**$ (77)**	**$ (54)**	**$ 82**	**$ 37**	**$ 5**	**$ (18)**
Post-Plate Adjusted Cash EBITDA	**$ 12**	**$ 15**			**$ 12**	**$ 15**

	2013	2014
Cash Revenue Bridge		
Revenue per above	241	249
Change in deferred per EBITDA schedule	(17)	(22)
Cash Revenue	224	227

	2013	2014
Operating Expense Bridge		
Total Operating Expenses Per Above	147	160
Less: Depreciation & Amortization of intangibles	(7)	(6)
Less: Acquisition costs	-	-
Less: Amortization of prepublication costs	(12)	(10)
Less: Restructuring and cost savings implementation charges	(3)	(5)
Less: Other adjustments	(3)	(12)
Adjusted Operating Expenses	122	126

14

Note: All figures are unaudited.

June YTD Income Statement Excluding Impact of Transaction

($ in Millions)	Reported		Transaction Impact		Excluding Impact From Transaction	
	Six Months Ended June 30,		Six Months Ended June 30,		Six Months Ended June 30,	
	2013	2014	2013	2014	2013	2014
Revenue	$ 419	$ 456	$ 22	$ (2)	$ 441	$ 454
Cost of goods sold	192	125	(53)	3	139	128
Gross profit	227	331	75	(4)	302	327
Operating expenses						
Operating & administration expenses	281	322	-	-	281	322
Depreciation	9	9	-	-	9	9
Amortization of intangibles	25	57	(21)	(53)	4	4
Transaction costs	20	3	(20)	(3)	-	-
Total operating expenses	335	391	(41)	(56)	294	335
(Loss) income from operations	(108)	(60)	116	52	8	(8)
Interest (income) expense, net	49	80	(49)	(80)	-	-
Other (income)	-	(10)	-	10	-	-
(Loss) income from operations before taxes on income	(157)	(130)	165	122	8	(8)
Income tax (benefit) provision	(55)	(19)	64	47	9	28
Net (loss) income	(102)	(111)	101	75	(1)	(36)
Less: Net loss attributable to noncontrolling interests	1	0	-	-	1	0
Net loss (income) attributable to McGraw-Hill Global Education Intermediate Holdings, LLC	**$ (101)**	**$ (111)**	**$ 101**	**$ 75**	**$ (0)**	**$ (36)**
Post-Plate Adjusted Cash EBITDA	**$ (1)**	**$ 4**			**$ (1)**	**$ 4**

	2013	2014
Cash Revenue Bridge		
Revenue per above	441	454
Change in deferred per EBITDA schedule	(31)	(40)
Cash Revenue	410	414

	2013	2014
Operating Expense Bridge		
Total Operating Expenses Per Above	294	335
Less: Depreciation & Amortization of intangibles	(13)	(13)
Less: Acquisition costs	-	(3)
Less: Amortization of prepublication costs	(23)	(21)
Less: Restructuring and cost savings implementation charges	(6)	(14)
Less: Other adjustments	(7)	(24)
Adjusted Operating Expenses	245	260

15

Note: All figures are unaudited.

Revenue Excluding Impact of Purchase Accounting / Bridge from Reported Revenue to Cash Revenue 16 Note: All figures are unaudited. ($ in Millions) June 30, 2013 June 30, 2014 ($ in Millions) June 30, 2013 June 30, 2014 Reported Revenue 220$ 252$ Reported Revenue 419$ 456$ Eliminate Impact of Purchase Accounting 21 (3) Eliminate Impact of Purchase Accounting 22 (2) Total 241 249 Total 441 454 Change in Deferred Revenues (17) (22) Change in Deferred Revenues (31) (40) Total Cash Revenues 224$ 227$ Total Cash Revenues 410$ 414$ Segments Segments Higher Ed 108$ 114$ Higher Ed 214$ 230$ Professional 29 34 Professional 55 57 International 87 79 International 141 127 Other (0) - Other (0) - Total 224$ 227$ Total 410$ 414$ Three Months Ended Six Months Ended

EBITDA and Adjusted EBITDA 17 EBITDA, a measure used by management to assess operating performance, is defined as income from continuing operations plus interest, income taxes, depreciation and amortization, including amortization of prepublication costs (“plate investment”). Adjusted EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under our new Asset-Based Revolving Credit Agreement. Post-Plate Adjusted Cash EBITDA reflects the impact of cash spent for plate investment. Plate investment costs, which include both the cost of developing education content and testing, scoring and assessment solution products, are capitalized and amortized. These costs are capitalized when the title is expected to generate probable future economic benefits and are amortized upon publication of the title over its estimated useful life of up to six years. Each of the above described EBITDA-based measures is not a recognized term under U.S. GAAP and does not purport to be an alternative to income from continuing operations as a measure of operating performance or to cash flows from operations as a measure of liquidity. Additionally, each such measure is not intended to be a measure of free cash flows available for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Such measures have limitations as analytical tools, and you should not consider any of such measures in isolation or as substitutes for our results as reported under U.S. GAAP. Management compensates for the limitations of using non-GAAP financial measures by using them to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than U.S. GAAP results alone. Because not all companies use identical calculations, these EBITDA-based measures may not be comparable to other similarly titled measures of other companies. Note: All figures are unaudited.

Q2 Adjusted Cash EBITDA 18 Note: All figures are unaudited. ($ in Millions) June 30, 2013 June 30, 2014 Net Income (77)$ (54)$ Interest (income) expense, net 44 36 Provision for (benefit from) taxes on income (42) 10 Depreciation, amortization and plate investment amortization 38 45 EBITDA (36)$ 38$ Deferred revenue (a) 4 (25) Restructuring and cost savings implementation charges (b) 3 5 Sponsor fees (c) 1 1 Purchase accounting (d) 46 (3) Transaction costs (e) 3 1 Acquisition costs (f) - 0 Other (g) 2 11 Adjusted EBITDA 22$ 28$ Plate investment cash costs (h) (10) (13) Post-Plate Adjusted Cash EBITDA 12$ 15$ Three Months Ended

June YTD Adjusted Cash EBITDA 19 Note: All figures are unaudited. Year Ended LTM ($ in Millions) June 30, 2013 June 30, 2014 December 31, 2013 June 30, 2014 Net Income (102)$ (111)$ (88)$ (97)$ Interest (income) expense, net 49 80 136 167 Provision for (benefit from) taxes on income (55) (19) (63) (27) Depreciation, amortization and plate investment amortization 57 86 167 196 EBITDA (51)$ 37$ 152$ 239$ Deferred revenue (a) (9) (43) 49 16 Restructuring and cost savings implementation charges (b) 6 14 25 33 Sponsor fees (c) 1 2 1 2 Purchase accounting (d) 53 (3) 141 86 Transaction costs (e) 20 3 28 11 Acquisition costs (f) - 3 4 7 Other (g) 5 12 21 28 Adjusted EBITDA 25$ 26$ 420$ 421$ Plate investment cash costs (h) (26) (22) (67) (63) Post-Plate Adjusted Cash EBITDA (1)$ 4$ 354$ 358$ Annualized cost savings for initiatives that will be implemented (i) 42 42 Pre-acquisition ALEKS Post-Plate Adjusted EBITDA (j) 5 (1) Post-Plate Adjusted Cash EBITDA after annualized cost savings and pre-acquisition ALEKS 401$ 400$ Six Months Ended

Adjusted Cash EBITDA (cont’d) 20 Note: All figures are unaudited. Notes: (figures refer to YTD) (a) We receive cash for certain digital products up front but recognize revenue over time. We record a liability for deferred revenue when we receive the cash. This adjustment represents the net effect of converting deferred revenues on digital sales to a cash basis assuming the collection of all receivable balances. In the first half year of 2014, this adjustment was $40,994, and there was also purchase accounting adjustments that increased reported revenues by $1,607. (b) Represents run-rate cost savings, non-recurring severance and other expenses associated with headcount reductions and other cost savings initiated in 2013 and 2014 as part of our formal restructuring initiatives to create a flatter and more agile organization. (c) Beginning in 2014, approximately $3,500 of annual management fees will be payable to the Sponsor. The amount recorded in the Successor period from March 23, 2013 to June 30, 2013 was $345. The expense incurred during the first half year of 2014 was $1,750. (d) Represents the effects of the application of purchase accounting associated with the acquisition of MHC's educational materials and learning solutions business on March 22, 2013, driven by the step-up of acquired inventory. The deferred revenue adjustment recorded as a result of purchase accounting has been considered in the deferred revenue adjustment. (e) The amount represents the transaction costs associated with the acquisition of MHC's educational materials and learning solutions business on March 22, 2013. (f) The amount represents costs incurred for acquisitions subsequent to the Founding Acquisition. (g) For the six months ended June 30, 2014, amount represents (i) cash distributions to noncontrolling interest holders of $169; (ii) non-cash incentive compensation expense; (iii) elimination of non-cash gain of $7,329 in Area 9; and (iv) physical separation costs from former parent of $11,100; (v) other adjustments permitted and/or required under the indentures governing MHGE's notes and the credit agreement governing MHGE's senior credit facilities. (h) Represents cash spent for plate investment during the period. (i) Represents the run-rate impact of cost savings attributable to initiatives implemented and those we believe can be implemented in the next twelve months, but does not reflect the estimated costs we expect to incur to implement these savings. These cost savings relate primarily to supply chain initiatives, vendor management, increased utilization of outsourcing arrangements as well as continued streamlining of our operations as a stand-alone entity. (j) Represents the pre-acquisition impact of ALEKS business which was acquired on August 1, 2013.